UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 20, 2001
                                                --------------------------------


                                AMPEX CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                              0-20292                         13-3667696
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(State or Other                    (Commission)                 (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
Incorporation)                                                              No.)


                    500 Broadway, Redwood City, CA 94063-3199
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                    (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (415) 367-2011
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events

        On July 20, 2001 the Company issued a press release announcing the discontinuance of its Internet video operations conducted by its subsidiary, iNEXTV Corporation.

Item 7. Exhibits

        The following Exhibit is filed herewith:

        99.1. Press release dated July 20, 2001.


                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be on its behalf by the undersigned hereunto duly authorized.

                                            AMPEX CORPORATION


Date:  July 26, 2001                By:     /s/ Craig L. McKibben
                                            ------------------------------------
                                            Craig L. McKibben
                                            Vice President, Chief Financial
                                              Officer and Treasurer

                                AMPEX CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX



Exhibit No.                      Description
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99.1                             Press release dated July 20, 2001